Fees Summary	Aug. 20, 2024 USD ($)
Fees Summary [Line Items]
Total Offering	$ 2,248,395,000
Previously Paid Amount	0
Total Fee Amount	331,863.1
Total Offset Amount	0
Net Fee	$ 331,863.1